UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500
Englewood, Colorado            80112
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
Appointment of Robyn Arnell Brenden as Chief Accounting Officer
On January 24, 2024, Red Robin Gourmet Burgers, Inc. (the “Company”) appointed Robyn Arnell Brenden to serve as the Company’s Chief Accounting Officer, assuming the responsibilities of principal accounting officer, effective January 29, 2024. Ms. Arnell Brenden will report to Todd Wilson, the Company’s Chief Financial Officer.
Prior to joining the Company, Ms. Arnell Brenden, age 55, served as Senior Vice President Finance & Accounting at Leslie’s, Inc. (Nasdaq: LESL) from 2021 through 2023. Prior to that, Ms. Arnell Brenden served as Senior Vice President and Chief Accounting Officer for CWT, a privately held global travel management services company, from 2019 through 2020. She served as Vice President and Controller of Sprouts Farmers Market from 2017 through 2019, and previously held various accounting and finance roles, including Senior Vice President Finance & Accounting with Marriott International and Vice President, Controller with Starwood Hotels & Resorts Worldwide. She is a certified public accountant.
In connection with her appointment, Ms. Arnell Brenden will receive the following material elements of compensation: (i) an annual base salary of $350,000, (ii) eligibility to receive an annual bonus with a target of 50% of her annual base salary, prorated for 2024 based on her date of hire, in accordance with the Company’s Annual Corporate Bonus Plan (her actual annual bonus to be determined following the conclusion of each fiscal year based on achievement of specific Company targets established by the Company’s board of directors), and (iii) eligibility to participate in the Company’s Long-Term Incentive (LTI) plan with a target opportunity equal to 50% of her annual base salary, prorated for 2024 based on her date of hire. As it does with all directors and officers, the Company will offer Ms. Arnell Brenden its standard indemnification agreement. See the Company’s Form of Indemnification Agreement filed with the Securities and Exchange Commission on July 12, 2002 as Exhibit 10.20 to the Company’s Registration Statement on Form S-1/A.
There are no arrangements or understandings between Ms. Arnell Brenden and any other persons pursuant to which she was appointed as Chief Accounting Officer, no family relationships among any of the Company’s directors or executive officers and Ms. Arnell Brenden, and she has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 25, 2024
RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Sarah A. Mussetter
Name:	Sarah A. Mussetter
Title:	Chief Legal Officer

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